Premises and Equipment	12 Months Ended
Dec. 31, 2011
Premises and Equipment [Abstract]
PREMISES AND EQUIPMENT

NOTE 5 – PREMISES AND EQUIPMENT

Year-end fixed assets were as follows:

	2011	2010
Land	$1,899	$1,899

Buildings	13,916	13,916

Furniture and equipment	11,880	11,919

Subtotal	27,695	27,734

Accumulated depreciation	(15,788)	(14,839)

Total premises and equipment	11,907	12,895

Software, net of accumulated amortization	200	280

Total Fixed Assets	$12,107	$13,175

The Corporation has entered into operating lease agreements for branch offices and equipment, which expire at various dates through 2023, and provide options for renewals. Rental expense on lease commitments for 2011 and 2010 amounted to $754 and $832, respectively. The total future minimum lease commitments at December 31, 2011 under these leases are summarized as follows.

2012	$626

2013	614

2014	496

2015	475

2016	455

Thereafter	704

Total	$3,370